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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): March 10, 2005

                              CROSSTEX ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                DELAWARE                   000-50536         52-2235832
    -------------------------------      ------------    ------------------
    (State or other jurisdiction of      (Commission      (I.R.S. Employer
     incorporation or organization)      File Number)    Identification No.)

             2501 CEDAR SPRINGS, SUITE 600
                     DALLAS, TEXAS                           75201
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       (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (214) 953-9500


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On March 10, 2005, the Registrant issued a press release reporting its financial results for the quarter ended December 31, 2004 and the fiscal year ended December 31, 2004. A copy of the press release is furnished as Exhibit
99.1 to this Current Report and will be published on the Registrant's website at www.crosstexenergy.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

        In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit are deemed to be furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act.

         EXHIBIT
         NUMBER      DESCRIPTION
         ---------   -------------------------
         99.1        Press release dated March 10, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CROSSTEX ENERGY, INC.


Date:  March 10, 2005                          By:  /s/ William W. Davis
                                                    ----------------------------
                                                    William W. Davis
                                                    Executive Vice President and
                                                    Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER      DESCRIPTION
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99.1        Press Release dated March 10, 2005

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